EXHIBIT 10.02
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 28, 2020 (the “First Amendment Effective Date”), is entered into among FLEX LTD., a Singapore registered public company limited by shares and having company registration no. 199002645H, acting (subject to Section 10.20 of the Credit Agreement (as defined below)) through its Bermuda branch, having a principal place of business from which it conducts operations in accordance with its permit located at 16 Par-la-Ville Road, Hamilton HM08 Bermuda (the “Company”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

WHEREAS, the Company, each Designated Borrower from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and Swing Line Lender, are parties to that certain Credit Agreement, dated as of June 30, 2017 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Credit Agreement be amended as set forth below, subject to the terms and conditions specified herein; and

WHEREAS, the parties hereto are willing to amend the Credit Agreement, subject to the terms and conditions specified in this Amendment.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendment. Section 4.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)    The representations and warranties of (i) the Borrowers contained in Article V (other than the representations set forth in Section 5.07 and Section 5.18) and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be (A) in the case of representations and warranties that are qualified as to materiality, true and correct, and (B) in the case of representations and warranties that are not qualified as to materiality, true and correct in all material respects, in each case on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct or true and correct in all material respects, as the case may be, as of such earlier date; provided, that, the representations and warranties contained in Section 5.09 shall be deemed to refer to the most recent Financial Statements furnished pursuant to clauses (a) and (b) of Section 6.01.

2.    Condition Precedent. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Company, the Required Lenders, and the Administrative Agent.

3.    Payment of Expenses. The Company agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees, charges and disbursements of Moore & Van Allen PLLC.

4.    Miscellaneous.
(a)    The Credit Agreement and the obligations of the Company thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.
(b)    The Company represents and warrants that: (i) the execution, delivery and performance by the Company of this Amendment and the consummation of the transactions contemplated hereby are within the powers of the Company and have been duly authorized by all necessary actions on the part of the Company; (ii) this Amendment has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity; (iii) no material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including the shareholders of any Person) is required in connection with the execution and delivery of this Amendment by the Company and the performance or consummation of the transaction contemplated hereby, except as such (A) have been made or obtained and are in full force and effect, or (B) are being made or obtained in a timely manner and once made or obtained will be in full force and effect; (iv) the execution and delivery by the Company of this Amendment and the performance and consummation of the transactions contemplated hereby do not (A) violate any material Requirement of Law applicable to the Company, (B) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material Contractual Obligation of the Company, or (C) result in the creation or imposition of any material Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of the Company; and (v) after giving effect to this Amendment, (A) the representations and warranties of the Company contained in Article V of the Credit Agreement and in each other Loan Document or in any document furnished at any time under or in connection therewith, shall be (1) in the case of representations and warranties that are qualified as to materiality, true and correct, and (2) in the case of representations and warranties that are not qualified as to materiality, true and correct in all material respects, in each case on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct or true and correct in all material respects, as the case may be, as of such earlier date (provided, that, for purposes of this Section 4(b)(v)(A), the representations and warranties contained in Section 5.09 of the Credit Agreement shall be deemed

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to refer to the most recent Financial Statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Credit Agreement), and (B) no Default exists.
(c)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imagine means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
(d)    If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(e)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(f)    The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
COMPANY:
FLEX LTD.
By:    /s/ B. Vijayandran A/L S. Balasingam
Name:    B. Vijayandran A/L S. Balasingam
Title:    Authorized Signatory

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Anthea Del Bianco
Name:    Anthea Del Bianco
Title:    Vice President

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:
BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Puneet Lakhotia
Name: Puneet Lakhotia
Title: Vice President

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender
By:    /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

BNP PARIBAS,
as a Lender
By:    /s/ Gregory R. Paul
Name: Gregory R. Paul
Title: Managing Director

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, N.A.,
as a Lender
By:    /s/ David Wagstaff
Name: David Wagstaff
Title: Managing Director

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Matthew Cheung
Name: Matthew Cheung
Title: Vice President

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD.,
as a Lender
By:    /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By:    /s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
as a Lender
By:    /s/ Jason Rinne
Name: Jason Rinne
Title: Director

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, LTD.,
as a Lender
By:    /s/ John Voccola
Name: John Voccola
Title: Managing Director

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Brian Seipke
Name: Brian Seipke
Title: Senior Vice President

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF CHINA, NEW YORK BRANCH,
as a Lender
By:    /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

UNICREDIT BANK AG, NEW YORK BRANCH,
as a Lender
By:    /s/ Ken Hamilton
Name: Ken Hamilton
Title: Managing Director
By:    /s/ Bryon Korutz
Name: Bryon Korutz
Title: Associate Director

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Derek Jensen
Name: Derek Jensen
Title: Vice President

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

BANCO BRADESCO S.A., NEW YORK BRANCH,
as a Lender
By:    /s/ Fabiana Paes de Barros
Name: Fabiana Paes de Barros
Title: Manager
By:    /s/ Marcio Bonilha Neto
Name: Marcio Bonilha Neto
Title: Coordinator

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
By:    /s/ Annie Chung
Name: Annie Chung
Title: Director
By:    /s/ Douglas Darman
Name: Douglas Darman
Title: Director

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

STANDARD CHARTERED BANK,
as a Lender
By:    /s/ James Beck
Name: James Beck
Title: Associate Director

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

KBC BANK NV, NEW YORK BRANCH,
as a Lender
By:    /s/ Francis X. Payne
Name: Francis X. Payne
Title: Managing Director
By:    /s/ Susan M. Silver
Name: Susan M. Silver
Title: Managing Director

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT

DBS BANK LTD.,
as a Lender
By:    /s/ Juliana Fong
Name: Juliana Fong
Title: Senior Vice President

FLEX LTD.
FIRST AMENDMENT TO CREDIT AGREEMENT